UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2008

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal	I.R.S. Employer
File Number	Executive Offices and Telephone Number	Identification No.

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 4, 2008, in connection with the issuance of $300,000,000 aggregate principal amount of its 2008 Series G 5.60% Senior Notes due 2018, The Detroit Edison Company (“Detroit Edison”) entered into an underwriting agreement with the several underwriters named therein, which agreement is attached as Exhibit 1.1 hereto.
     On October 7, 2008, in connection with the issuance of $250,000,000 aggregate principal amount of its 2008 Series J 6.40% Senior Notes due 2013, Detroit Edison entered into an underwriting agreement with the several underwriters named therein, which agreement is attached as Exhibit 1.2 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
1.1	Underwriting Agreement, dated as of June 4, 2008, between Detroit Edison and the several underwriters named therein.

1.2	Underwriting Agreement, dated as of October 7, 2008, between Detroit Edison and the several underwriters named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2009	THE DETROIT EDISON COMPANY (Registrant)
/s/ N.A. Khouri
N.A. Khouri
Vice President and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of June 4, 2008, between Detroit Edison and the several underwriters named therein.

1.2	Underwriting Agreement, dated as of October 7, 2008, between Detroit Edison and the several underwriters named therein.